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                                                                    EXHIBIT 23.1

                                    CONSENT

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 15, 1997, in the Registration Statement
(Form S-3 No. 333-     ) and related Prospectus of Digene Corporation for the
registration of 2,500,000 shares of its common stock.

                                                           /s/ Ernst & Young LLP

Vienna, Virginia
September 10, 1997